UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2005

CYGNE DESIGNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22102	04-2843286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 42nd Street
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 997-7767

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported under Item 2.01 of the Form 8-K of Cygne Designs, Inc. (the “Company”) filed on August 4, 2005, on July 31, 2005, the Company, Commerce Clothing Company LLC (now known as Diversified Apparel Resources, LLC (“Diversified”)) and the members of Diversified entered into an asset purchase agreement, and simultaneously closed the transactions contemplated thereby, providing for the purchase by the Company from Diversified of the assets used in Diversified’s business of the sale and distribution of branded and private label denim clothing (the “Acquired Business”). The description of the acquisition included in the Company’s Form 8-K filed on August 4, 2005 is incorporated by reference herein. This amended report on Form 8-K is being filed to complete the response to Item 9.01 with respect to this acquisition.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Audited financial statements of Commerce Clothing Company LLC, now known as Diversified, for the year ended December 31, 2004 and the Report of Ernst & Young LLP, Independent Auditors, and unaudited financial statements of Diversified for the six months ended June 30, 2005, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following pro forma combined financial information reflecting the effects of the acquisition of the Acquired Business from Diversified are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference:

1.	Unaudited pro forma combined condensed financial statements, consisting of (i) narrative overview, (ii) unaudited pro forma combined condensed statement of operations for the year ended January 29, 2005 and the six months ended July 30, 2005 and notes thereto, and (iii) unaudited pro forma combined condensed balance sheet as of July 30, 2005 and notes thereto.

2.	Selected unaudited historical and pro forma balance sheet data as of July 31, 2005.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

99.1	Audited financial statements of Commerce Clothing LLC, now known as Diversified, for the year ended December 31, 2004 and the Report of Ernst & Young LLP, Independent Auditors, and unaudited financial statements of Diversified for the six months ended June 30, 2005.

99.2	Pro forma combined financial information reflecting the effects of the acquisition of the Acquired Business from Diversified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNE DESIGNS, INC.

Date: September 22, 2005

	By:	/s/ ROY E. GREEN
	Name:	Roy E. Green
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited financial statements of Commerce Clothing Company LLC, now known as Diversified, for the year ended December 31, 2004 and the Report of Ernst & Young LLP, Independent Auditors, and unaudited financial statements of Diversified for the six months ended June 30, 2005.

99.2	Pro forma combined financial information reflecting the effects of the acquisition of the Acquired Business from Diversified.